***Text Omitted and Filed Separately
With Securities and Exchange Commission
Confidential Treatment Requested
Under 17 C.F.R. Section 200.80(b)(4)
and 240.24b-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	23
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
29		See Block 16C	OS161878
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
CHIMERIX, INC. 1377270 CHIMERIX, INC. 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246
9B. DATED (SEE ITEM 11)

		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100013C

10B. DATED (SEE ITEM 13) 02/16/2011
CODE 1377270		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐  is extended. ☐ is not extended
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) 2015.1992015.25103 Net Increase: $12,918,174.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties.
E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 33-0903395
DUNS Number: 121785997
A. The purpose of this modification is to perform the following:
1. The Government and the Contractor to bilaterally modify the Statement of Work requirements for CLIN 0004 for the purpose of adding within scope Non-Clinical Pivotal
Studies and within scope Process Validation efforts per recent FDA guidance and to delete
Clinical Studies that are not needed at this time per recent FDA guidance. The Government and the Contractor bilaterally agree to the Contractor's performance of a revised CLIN 0004 under the contract. The Government and the Contractor hereby bilaterally modify this contract for the purposes of adding the total amount of CLIN 0004 to the contract as
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
MICHAEL D. ROGERS			ETHAN J. MUELLER
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/s/ Michael D. Rogers (Signature of person authorized to sign)		9/11/2015	/s/ Ethan J. Mueller (Signature of Contracting Officer)		9/11/2015
NSN 7540-01-152-8070    STANDARD FORM 30 (REV. 10-83)
Previous edition unusable    Prescribed by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0029				PAGE OF
					2	23
NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

follows:
CLIN 0004:
Total Estimated Cost: $[...***...]
Total Fixed Fee: $[...***...]
Total Estimated Cost Plus Fixed Fee: $12,918,174.00
The total period of performance of CLIN 0004 under the contract is from 11 September 2015 through 31 October 2016.
2. This modification also results in an increase in the total amount of the contract from $53,213,599.00 by $12,918,174.00 to $66,131,773.00 as well as the following:
Total Estimated Cost of the Contract: From $[...***...] By $[...***...] To
$[...***...].
Total Fixed Fee of the Contract: From $[...***...] By $[...***...] To $[...***...].
Total Estimated Cost Plus Fixed Fee of the Contract: From $53,213,599.00 By
$12,918,174.00 To $66,131,773.00.
3. In Block 14 of the SF 26, the following CAN Number is added: Appropriation Year:
2015, Object Class: 25103, CAN# 1992015 $12,918,174.00
4. In Block 15G of the SF 26, the amount of $53,213,599.00 is hereby changed to
$66,131,773.00.
5. The Government and the Contractor bilaterally modify Attachment 1, Statement of
Work dated 20 August 2015, under PART III, LIST OF DOCUMENTS, EXHIBITS AND OTHER
ATTACHMENTS, SECTION J - LIST OF ATTACHMENTS for the purposes of incorporating within scope Non-Clinical Pivotal Studies and within scope Process Validation efforts per recent FDA guidance under CLIN 0004 and to delete Clinical Studies that are not needed at this time per recent FDA guidance under CLIN 0004. As such,
Attachment 1, Statement of Work dated 20 August 2015, under PART III, LIST OF
DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS, SECTION J - LIST OF ATTACHMENTS is hereby deleted and replaced with the attached Statement of Work dated 11 September 2015 (14 Pages attached herein). The efforts within CLIN 0004 that involve [...***...] and [...***...] cannot be performed until the receipt and approval of all required Protocols by BARDA inclusive of all IRB, OHRP approvals and any required Ethics Approvals for any clinical trials/studies and any required approved OLAW Assurances and IIA approvals from OLAW for any non clinical animal studies.
6. The incorporation of the attached Statement of Work (SOW) in the paragraph above also results in the incorporation of the attached changes (6 Pages attached herein)
into the contract into WBS Milestones/Deliverables and Technical Deliverables and
Technical Deliverables and Contract Milestones and Go/No Go Decision Gates dated 11
Continued ...

NSN 7540-01-152-8067    OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

***Confidential Treatment Requested

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0029				PAGE OF
					3	23
NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

September 2015 under Article F.2. Deliverables.
7. Total expenses for all domestic and foreign travel (transportation, lodging, subsistence and incidental expenses) incurred in direct performance of this contract shall not exceed $[...***...] during the base segment/CLIN 0001, $[...***...] during Option Period 1/CLIN 0002, $[...***...] during Option Period 2/CLIN 0003 and $[...***...] for CLIN 0004.
8. The first and second sentences in Article G.7. INDIRECT COST RATES of the contract are replaced with the following:
The following rates will be utilized for billing purposes during both the base period/CLIN 0001, Option 1/CLIN 0002, Option 2/CLIN 0003 and CLIN 0004 ONLY.
FY 11 (Retroactive Adjustment base period/CLIN 0001 ONLY) - Fringe Benefits at [...***...]% and Indirect at [...***...]%.
FY 12 and 13 (Retroactive Adjustment and Billing, base period/CLIN 0001 ONLY and Billing, Option 1/CLIN 0002, Option 2/CLIN 0003 and CLIN 0004 ONLY) - Fringe Benefits at [...***...]% and Indirect at [...***...]%.
9. The total amount, scope and period of performance of all other CLIN(s) that are currently being performed under the contract remain unchanged. This modification does not exercise any unexercised Option CLINs under the contract and does not authorize any performance of efforts under any unexercised Option CLINs under the contract. In addition, the total amount, scope and period of performance of all unexercised Option CLINs under the contract remain unchanged.
B. This is a bilateral modification. All other terms and conditions of the contract remain unchanged.
Delivery: 10/31/2016
Delivery Location Code: HHS
HHS
200 Independence Avenue, SW
Washington DC 20201 US
Appr. Yr.: 2015 CAN: 1992015 Object Class: 25103
FOB: Destination
Period of Performance: 02/16/2011 to 10/31/2016
Change Item 4 to read as follows(amount shown is the obligated amount):
Pivotal Studies and Validation Studies.                    12,918,174.00
Reports and Other Data Deliverables.

September 2015 under Article F.2. Deliverables.
7. Total expenses for all domestic and foreign travel (transportation, lodging, subsistence and incidental expenses) incurred in direct performance of this contract shall not exceed $[...***...] during the base segment/CLIN 0001, $[...***...] during Option Period 1/CLIN 0002, $[...***...] during Option Period 2/CLIN 0003 and $[...***...] for CLIN 0004.
8. The first and second sentences in Article G.7. INDIRECT COST RATES of the contract are replaced with the following:
The following rates will be utilized for billing purposes during both the base period/CLIN 0001, Option 1/CLIN 0002, Option 2/CLIN 0003 and CLIN 0004 ONLY.
FY 11 (Retroactive Adjustment base period/CLIN 0001 ONLY) - Fringe Benefits at [...***...]% and Indirect at [...***...]%.
FY 12 and 13 (Retroactive Adjustment and Billing, base period/CLIN 0001 ONLY and Billing, Option 1/CLIN 0002, Option 2/CLIN 0003 and CLIN 0004 ONLY) - Fringe Benefits at [...***...]% and Indirect at [...***...]%.
9. The total amount, scope and period of performance of all other CLIN(s) that are currently being performed under the contract remain unchanged. This modification does not exercise any unexercised Option CLINs under the contract and does not authorize any performance of efforts under any unexercised Option CLINs under the contract. In addition, the total amount, scope and period of performance of all unexercised Option CLINs under the contract remain unchanged.
B. This is a bilateral modification. All other terms and conditions of the contract remain unchanged.
Delivery: 10/31/2016
Delivery Location Code: HHS
HHS
200 Independence Avenue, SW
Washington DC 20201 US
Appr. Yr.: 2015 CAN: 1992015 Object Class: 25103
FOB: Destination
Period of Performance: 02/16/2011 to 10/31/2016
Change Item 4 to read as follows(amount shown is the obligated amount):
Pivotal Studies and Validation Studies.                    12,918,174.00
Reports and Other Data Deliverables.

NSN 7540-01-152-8067    OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

***Confidential Treatment Requested

BARDA Broad Agency Announcement (BAA)
(CBRN-BAA-10-100-SOL-00012)
Advanced Research and Development of Chemical, Biological, Radiological, and
Nuclear Medical Countermeasures
DEVELOPMENT OF CMX-001 FOR THE TREATMENT OF SMALLPOX
Topical Area of Interest No. 3, Antimicrobial Drugs
Contractual Statement of Work

1.	PREAMBLE
Independently and not as an agency of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work submitted in response to the BARDA Broad Agency Announcement (BAA) CBRN-BAA-10-100-SOL-00012.
In accordance with FAR 52.243-2, Changes-Cost Reimbursement (Alt. V), the Government reserves the right to modify the milestones, progress, schedule, budget, or to add or delete deliverables, process, or schedules if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made.
1.0    Overall Objectives and Scope
The overall objective of this contract is to advance the development of CMX-001 as a broad-spectrum therapeutic antiviral for the treatment of smallpox infections and dsDNA viruses. The scope of work for this contract includes preclinical, clinical and manufacturing development activities that fall into the following areas: non-clinical efficacy studies; clinical activities; manufacturing activities; and all associated regulatory, quality assurance, management, and administrative activities. The Research and Development (R&D) effort for the antiviral will progress in specific stages that cover the base performance segment and four (4) option segments as specified in this contract. The Contractor must complete specific tasks required in each of the five discrete work segments. The scope of work has been broken into the following five phases which are discrete work segments:

I.	[...***...]

II.	[...***...]

III.	[...***...]

IV.	[...***...]

V.	[...***...]

2.	PHASE I: [...***...]
Research and development of CMX-001 for the treatment of smallpox and dsDNA viruses to include the following activities: [...***...]. The contractor shall carry out the following tasks and subtasks and in accordance with an agreed upon Integrated Master

***Confidential Treatment Requested

Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9 below) which shall further detail the conduct of the specific tasks and subtasks.

2.1	Program Management
The Contractor shall provide for the following as outlined below and in the contract deliverables list (Article F.2):

2.1.1
The overall management, integration and coordination of all contract activities, including a technical and administrative infrastructure to ensure the efficient planning, initiation, implementation, and direction of all contract activities;

2.1.2
A Principal Investigator (PI) responsible for project management, communication, tracking, monitoring and reporting on status and progress, and modification to the project requirements and timelines, including projects undertaken by subcontractors; The contract deliverables list (reference), identifies all contract deliverables and reporting requirements for this contract.

2.1.3
Project Manager(s) with responsibility for monitoring and tracking day-to-day progress and timelines, coordinating communication and project activities; costs incurred; and program management; The contract deliverables list (reference), identifies all contract deliverables and reporting requirements for this contract.

2.1.4	A BARDA Liaison with responsibility for effective communication with the Project Officer and Contracting Officer.

2.1.5
Administrative and legal staff to provide development of compliant subcontracts, consulting, and other legal agreements, and ensure timely acquisition of all proprietary rights, including IP rights, and reporting all inventions made in the performance of the project.

2.1.6	Administrative staff with responsibility for financial management and reporting on all activities conducted by the Contractor and any subcontractors.

***Confidential Treatment Requested

2.1.7	Contract Review Meetings.

2.1.7.1
The Contractor shall participate in regular meetings to coordinate and oversee the contract effort as directed by the Contracting and Project Officers. Such meetings may include, but are not limited to, meeting of the Contractors and subcontractors to discuss clinical manufacturing progress, product development, product assay development, scale up manufacturing development, clinical sample assays development, preclinical/clinical study designs and regulatory issues; meetings with individual contractors and other HHS officials to discuss the technical, regulatory, and ethical aspects of the program; and meeting with technical consultants to discuss technical data provided by the Contractor.

2.1.7.2
The Contractor shall participate in teleconferences every two weeks between the Contractor and subcontractors and BARDA to review technical progress. Teleconferences or additional face-to-face meetings shall be more frequent at the request of BARDA.

2.1.8	Integrated Master Schedule

2.1.8.1
Within 30 calendar days of the effective date of the contract, the Contractor shall submit a first draft of an updated Integrated Master Schedule in a format agreed upon by BARDA to the Project Officer and the Contracting Officer for review and comment. The Integrated Master Schedule shall be incorporated into the contract, and will be used to monitor performance of the contract. Contractor shall include the key milestones and Go/No Go decision gates. The IMS for the period of performance will be mutually agreed upon at the PMBR

2.1.9	Integrated Master Plan

2.1.9.1
Work Breakdown Structure: The Contractor shall utilize a WBS template agreed upon by BARDA for reporting on the contact. The Contractor shall expand and delineate the Contract Work Breakdown Structure (CWBS) to a level agreed upon by BARDA as part of their Integrated Master Plan for contract reporting. The CWBS shall be discernable and consistent. BARDA may require Contractor to furnish WBS data at the work package level or at a lower level if there is significant complexity and risk associated with the task.

2.1.9.2
GO/NO-GO Decision Gates: The Integrated Master Plan outlines key milestones with “Go/No Go” decision criteria (entrance and exit criteria for each phase of the project). The project plan should include, but not be limited to, milestones in manufacturing, non-clinical and clinical studies, and regulatory submissions.

2.1.9.3
Earned Value Management System Plan: Subject to the requirements under HHSAR Clause 352.234-4, the Contractor shall use principles of Earned Value Management System (EVMS) in the management of this contract. The Seven Principles are:

I.	Plan all work scope for the program to completion.

II.	Break down the program work scope into finite pieces that can be assigned to a responsible person or organization for control of technical, schedule, and cost objectives.

III.	Integrate program work scope, schedule, and cost objectives into a performance measurement baseline plan against which accomplishments may be measured. Control Changes to the baseline.

IV.	Use actual cost incurred and recorded in accomplishing the work performed.

V.	Objectively assess accomplishments at the work performance level.

VI.	Analyze significant variances from the plan, forecast impacts, and prepare an estimate at completion based on performance to date and work to be performed.

VII.	Use earned value information in the company’s management processes.
Elements of EVMS shall be applied to all Cost Plus Fixed Fee CLINs as part of the Integrated Master Project Plan, the Contractor shall submit a written summary of the management procedures that it will establish, maintain and use to comply with EVMS requirements.

2.1.10
Decision Gate Reporting: On completion of a stage of the product development, as defined in the agreed upon Integrated Master Schedule and Integrated Master Plan, the Contractor shall prepare and submit to the Project Officer and the Contracting Officer a Decision Gate Report that contains (i) sufficient detail, documentation and analysis to support successful completion of the stage according to the predetermined qualitative and quantitative criteria that were established for Go/No Go decision making; and (ii) a description of the next stage of product development to be initiated and a request for approval to proceed to the next stage of product development.

2.1.11
Risk Management Plan: The Contractor shall develop a risk management plan within 90 days of contract award highlighting potential problems and/or issues that may arise during the life of the contract, their impact on cost, schedule and performance, and appropriate remediation plans. This plan should reference relevant WBS elements where appropriate. Updates to this plan shall be included every three months (quarterly) in the monthly Project Status Report.

2.1.12
Performance Measurement Baseline Review (PMBR): The Contractor shall submit a plan for a PMBR to occur within 90 days of contract award. At the PMBR, the Contractor and BARDA shall mutually agree upon the budget, schedule and technical plan baselines (Performance Measurement Baseline). These baselines shall be the basis for monitoring and reporting progress throughout the life of the contract. The PMBR is conducted to achieve confidence that the baselines accurately capture the entire technical scope of work, are consistent with contract schedule requirements, are reasonably and logically planned, and have adequate resources assigned. The goals of the PMBR are as FOLLOWS:

I.	Jointly assess areas such as the Contractor’s planning for complete coverage of the SOW, logical scheduling of the work activities, adequate resources, and identification of inherent risks

II.	Confirm the integrity of the Performance Measurement Baseline (PMB)

III.	Foster the use of EVM as a means of communication

IV.	Provide confidence in the validity of Contractor reporting

V.	Identify risks associated with the PMB

VI.	Present any revised PMBs for mutual agreement

VII.
Present an Integrated Master Schedule: The Contractor shall deliver an initial program level Integrated Master Schedule (IMS) that rolls up all time-phased WBS elements down to the activity level. This IMS shall include the dependencies that exist between tasks. This IMS will be agreed to and finalized at the PMBR. DI-MGMT-81650 may be referenced as guidance in creation of the IMS (see http://www.acq.osd.mil/pm/).

VIII.	Present the Risk Management Plan

2.1.13
Deviation Request: During the course of contract performance, in response to a need to change IMS activities as baselined at the PMBR, the Contractor shall submit a Deviation Report. This report shall request a change in the agreed-upon IMS and timelines. This report shall include: (i) discussion of the justification/rationale for the proposed change; (ii) options for addressing the needed changes from the agreed upon timelines, including a cost-benefit analysis of each option; and (iii) recommendations for the preferred option that includes a full analysis and discussion of the effect of the change on the entire product development program, timelines, and budget.

2.1.14	Monthly and Annual Reports: The Contractor shall deliver Project Status Reports on a monthly basis. The reports shall address the items below cross referenced to the WBS, SOW, IMS, and EVM:

I.	Executive summary highlighting the progress, issues, and relevant activities in manufacturing, non-clinical, clinical, and regulatory;

II.	Progress in meeting contract milestones, detailing the planned progress and actual progress during the reporting period, explaining any differences between the two and corrective steps

III.	Updated IMS;

IV.	Updated EVM;

V.	Updated Risk Management Plan (Every 3 months);

VI.	Three month rolling forecast of planned activities;

VII.	Progress of regulatory submissions;

VIII.	Estimated and actual expenses;

2.1.15
Data Management: The Contractor shall develop and implement data management and quality control systems/procedures, including transmission, storage, confidentiality, and retrieval of all contract data;

2.1.15.1	Provide for the statistical design and analysis of data resulting from the research;

2.1.15.2	Provide raw data or specific analyses of data generated with contract funding to the Project Officer, upon request.

2.2	Non-Clinical Toxicology

2.2.1	N/A (no scope)

2.3	Non-Clinical

2.3.1	Develop and validate [...***...] to lower [...***...].

2.3.2	[...***...]: Conduct [...***...] studies including [...***...] studies, [...***...], and [...***...] studies in [...***...].

2.3.3	[...***...]

2.3.3.1	Conduct [...***...] study in [...***...].

2.3.3.2	Conduct [...***...] studies including [...***...] studies, [...***...] studies including [...***...] for CMX-001 and [...***...] in [...***...].

2.3.4	Use of [...***...] as a CMX-001 Surrogate in [...***...] Studies.

2.3.4.1	Dose [...***...] with [...***...] to identify the concentration of the [...***...] in [...***...] associated with [...***...] of [...***...].

2.3.5	Scaling of [...***...] to [...***...] by conducting studies with [...***...] to determine [...***...] in [...***...].

2.3.6	[...***...] determination of CMX001, [...***...] and [...***...] in the [...***...].

2.3.7	Conduct [...***...] experiments to demonstrate [...***...] following effective [...***...] prior to [...***...].

2.3.8	Conduct studies to optimize [...***...] in [...***...].

2.3.9	Conduct CMX001 [...***...] study in [...***...] at a dose of CMX001 equivalent or less than [...***...] with treatment beginning at the [...***...]

***Confidential Treatment Requested

2.3.10

2.4	Clinical

2.4.1	Measurement of [...***...] levels in [...***...] and correlate the [...***...] levels to studies conducted in [...***...].

2.4.2	Conduct expanded access protocol ([...***...]).

2.4.3	Analyze data and provide a Final Report for [...***...] evaluation of CMX001 in patients [...***...]

2.5	Regulatory

2.5.1	Engaging the FDA on a path to support the treatment of smallpox indication with CMX-001

2.5.2	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review EUA and/or all other data packages;

2.5.3	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final minutes of any informal meeting with the FDA;

2.5.4
Obtain FDA concurrence on the feasibility of the proposed [...***...] [...***...] with CMX001/[...***...]/[...***...] in the [...***...], including FDA feedback on [...***...] and review of data for the first [...***...] enrolled in the [...***...] sub-study

2.5.5	Develop and submit a revised [...***...] for CMX001 for Treatment of Smallpox, including [...***...] for FDA review and comment, and revise the [...***...] as requested by FDA

2.6	CMC

2.6.1	Validation of the [...***...] process: Validation of the process to demonstrate the [...***...] of a [...***...] of acceptable quality will be performed.

2.6.2	Validation of the [...***...] process to produce [...***...]: Validation of the process to demonstrate the [...***...] of a [...***...] of acceptable quality will be performed.

3.	PHASE II: [...***...]
Research and development of CMX001 for the treatment of smallpox to include the following activities: [...***...]. The contractor shall carry out the following tasks and subtasks and in accordance with the agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

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3.1	Program Management (consistent with section 2.1)

3.1.2	Program management scope in BASE year is consistent with program management scope in each option year.

3.2	Non-Clinical toxicology

3.2.11	N/A (no scope)

3.3	Non-Clinical

3.3.4	Quantify [...***...] concentrations in [...***...] from [...***...].

3.3.5	Determine [...***...] for CMX001 in [...***...] in [...***...].

3.3.6
Scaling of [...***...] to [...***...] - Review with BARDA and FDA the [...***...] generated to support scaling between [...***...] and [...***...] using [...***...] as well as comparisons of [...***...] in the [...***...].

3.3.7	Determine [...***...] for CMX001 in [...***...] in [...***...].

3.3.8	Conduct [...***...].

3.3.9	Conduct [...***...] and [...***...]

3.3.10	Chimerix will provide [...***...] for the [...***...] and [...***...] conducted under [...***...]

3.4	Clinical

3.4.6	N/A (No scope)

***Confidential Treatment Requested

3.5	Regulatory

3.5.3	Engaging the FDA on a path to support the treatment of smallpox indication with CMX001

3.5.4	Generating all necessary documentation for [...***...]. [...***...]

3.5.5	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review EUA (if needed) and/or all other data packages;

3.5.6
Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA relating to the smallpox program; (ii) final draft minutes of any informal meeting with the FDA relating to the smallpox program.

3.6	CMC

3.6.1	N/A (No scope)

4.	PHASE III: [...***...]
Research and development of CMX001 for the treatment of smallpox and dsDNA viruses to include the following activities: [...***...] Study, [...***...] Study, [...***...]. The contractor shall carry out the following tasks and subtasks and in accordance with agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

4.1	Program Management (Consistent with section 2.1)

4.1.12	Program management scope in BASE year is consistent with program management scope in each option year.

4.2	Non-Clinical toxicology

4.2.11	N/A (no scope)

***Confidential Treatment Requested

4.3	Non-Clinical

4.3.7
[...***...] studies: A [...***...] study will be conducted with the [...***...] of CMX001 selected based on the results of the [...***...] and [...***...] studies. [...***...] will be [...***...] to receive [...***...] beginning at the [...***...] or the FDA agreed upon trigger for treatment. The first [...***...] study will be a [...***...] study of CMX001 in the [...***...] model. A study will be conducted with an [...***...] of CMX001 to determine the [...***...] after observation of the FDA agreed upon trigger for treatment. These studies will include [...***...] and [...***...]. The primary endpoint will be [...***...].

4.3.8
A [...***...] study of CMX001 in the [...***...]: The delayed treatment study will evaluate the [...***...] of CMX001 at [...***...]. The study will include [...***...] and [...***...] agreed upon with the FDA. The primary endpoint will be [...***...]. A [...***...] study to measure [...***...] in the selected [...***...] will be conducted to confirm the [...***...]. A [...***...] study will be conducted prior to [...***...] studies in the [...***...] to 1) determine [...***...] and [...***...] of [...***...] and 2) to confirm presence of [...***...] at fixed intervals [...***...].

4.3.9	Conduct additional studies in [...***...] to determine [...***...] and [...***...] for CMX001 at [...***...].

4.3.10	Conduct [...***...] of [...***...].

4.3.11	Conduct additional studies for [...***...] of [...***...] to be used in [...***...].

4.4	Clinical

4.4.7
Clinical [...***...] studies to evaluate [...***...] used in previous clinical studies and [...***...] used in previous clinical studies and [...***...]. This study will [...***...] to [...***...] to determine if [...***...] are comparable.

***Confidential Treatment Requested

4.5	Regulatory

4.5.2	Generating all necessary data and preparing documentation for an [...***...] meeting submissions to regulatory agencies;

4.5.3
Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including the [...***...] Meeting, meetings to review [...***...], EUA (if needed) and/or all other data packages;

4.5.4	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA relating to this Contract; (ii) final draft minutes of any informal meeting with the FDA;

4.5.5	Preparing an [...***...] submission [...***...].

4.6	CMC

4.6.1	[...***...] in order to generate [...***...] for registration and clinical trial supplies.

4.6.2	[...***...]. Validation of the process to demonstrate the [...***...] of a [...***...] of acceptable quality will be performed.

5.	PHASE IV: [...***...]
Research and development of CMX-001 for the treatment of smallpox to include the following activities: [...***...] and [...***...] at new manufacturing site. The contractor shall carry out the following tasks and subtasks and in accordance with agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

5.1	Program Management (Consistent with section 2.1)

5.1.12	Program management scope in BASE year is consistent with program management scope in each option year.

5.2	Non-Clinical toxicology

5.2.12	N/A (no scope)

***Confidential Treatment Requested

5.3	Non-Clinical

5.3.8
[...***...] study. A [...***...] study will be conducted with dose and study design subject to FDA feedback received at the [...***...] Meeting. [...***...] will be randomized to receive [...***...] beginning at the [...***...] or the FDA agreed upon trigger for treatment. These studies will include [...***...] and appropriate [...***...] assessments. The primary endpoint will be [...***...].

5.3.9
[...***...] study. A [...***...] study in the [...***...] will be conducted with dose and study design subject to FDA feedback received at the [...***...] Meeting. The study design proposed may be a [...***...] study of CMX001 in the [...***...]. The [...***...] study will evaluate the [...***...] of CMX001 at various fixed intervals after [...***...]. The study will include [...***...] and appropriate [...***...] agreed upon with the FDA. The primary endpoint will be [...***...]. Additional [...***...] studies per FDA feedback may be conducted as lead-in studies.

5.4	Clinical

5.4.6	N/A (No scope)

5.5	Regulatory

5.5.3	Generating all necessary data and preparing documentation for NDA submissions to regulatory agencies;

5.5.4	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review IND, NDA and/or all other data packages relating to this Contract;

5.5.5	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final draft minutes of any informal meeting with the FDA relating to this Contract

5.6	CMC

5.6.1
[...***...]. [...***...] of the process to demonstrate the [...***...] of the final [...***...] process of [...***...] will be performed at new manufacturing site either at commercial scale or larger scale. May include a campaign of [...***...] and [...***...], the production of [...***...] to support the [...***...] of required necessary reference standards to support [...***...].

***Confidential Treatment Requested

6.	PHASE V: [...***...]

Research and development of CMX-001 for the treatment of smallpox to include the following activities: [...***...]. The contractor shall carry out the following tasks and subtasks and in accordance with an agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

6.1	Program Management (Consistent with section 2.1)

6.1.13	Program management scope in BASE year is consistent with program management scope in each option year.

6.2	Non-Clinical toxicology

6.2.10	N/A (no scope)

6.3	Non-Clinical

6.3.7	[...***...] Studies. This study replicates [...***...] if a larger sample size is necessary to achieve a [...***...] result.

6.4	Clinical

6.4.6	Compile [...***...]. A database of [...***...] data collected from all CMX001 clinical studies, irrespective of [...***...], will be populated and analyzed in order to support an NDA for smallpox.

6.5	Regulatory

6.5.2	Generating all necessary data and preparing documentation for NDA submissions to regulatory agencies;

6.5.3	Submitting NDA documentation to the FDA in a timely manner, consistent with timelines set out in the contract and by the FDA.

6.5.4	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review IND, EUA and/or all other data packages;

6.5.5	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final draft minutes of any informal meeting with the FDA;

6.6	CMC

6.6.1	[...***...]. [...***...] of the process to demonstrate the [...***...] of a [...***...] will be performed.

***Confidential Treatment Requested

6.6.2

7.	Other Items

7.1	Facilities, Equipment and Other Resources. (Contract: Section J)
The Contractor shall provide equipment; facilities and other resources required for implementation of the SOW dated 27-OCT-14 to comply with all Federal and HHS regulations in:

7.1.11	The [...***...] and use of [...***...];

7.1.12	The acquisition, handling, storage and shipment of [...***...], including [...***...] required for working with the [...***...];

7.1.13	The [...***...] of [...***...] under cGMP;

7.1.13.1	The design and conduct of [...***...]; and

7.1.13.2	The conduct of [...***...] studies to determine [...***...] of [...***...]

7.1.14	Design and conduct of [...***...] under GCP.

***Confidential Treatment Requested

REVISED MILESTONES ARTICLE F.2 DELIVERABLES
Current Milestone #	Milestone Definition	Go Criteria	No-Go Criteria	Deliverable	WBS/SOW #	Segment
1.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
2.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
3.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
4.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
5.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
6.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

[...***...]
7.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
8.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
9.	No longer in development plan.				N/A	N/A
10.	No longer in development plan.				N/A	N/A
11.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

		[...***...]	[...***...]			[...***...]
12.	No longer in development plan.				N/A	N/A
13.	No longer in development plan.				N/A	N/A
14.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
15.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
16.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
17.	No longer in development plan.				N/A	N/A
18.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

[...***...]
19.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
20.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
21.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
22.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

[...***...]
23.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
BCA MILESTONE	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
NEW OPTION MILESTONES TO BE ADDED TO ARTICLE F.2 DELIVERABLES OF THE CONTRACT
25.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
26.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

27.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
28.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested